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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 28, 1997

                         Commission file number 0-26980

                           ARV ASSISTED LIVING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CALIFORNIA                                    33-0160968
   (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

      245 FISCHER AVENUE, D-1
           COSTA MESA, CA                                    92626
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

AMBER WOOD, NORTHGATE PARK, SHOREHAVEN MANOR AND VILLA AT PALM DESERT (THE "FACILITIES")

On February 28, 1997, ARV Assisted Living, Inc. ("ARV") completed a sale/leaseback transaction valued at approximately $29 million with Meditrust Acquisition Corporation III ("MAC III""), a wholly owned subsidiary of Meditrust, a publicly traded real estate investment trust. Both MAC III and Meditrust are unrelated to ARV. Pursuant to the terms of the transaction, ARV sold four assisted living/retirement care facilities containing 508 units to MACIII, exclusive of all personal property, as defined in the agreement. The four facilities sold were as follows:

Facility                 Location               Type                       Units
--------                 --------               ----                       -----
Amber Wood               Port Richey, FL        Assisted Living Facility    186
Northgate Park           Cincinnati, OH         Retirement Care Facility    125
Shorehaven Manor         Sterling Heights, MI   Retirement Care Facility    120
Villa at Palm Desert     Palm Desert, CA        Assisted Living Facility     77
                                                                            ---
                                                                      Total 508
                                                                            ===


Concurrently upon sale of the facilities, ARVIM, Inc. ("ARVIM"), a newly formed and wholly owned subsidiary of ARV entered into long-term operating leases for the facilities with MAC III.

TERMS OF THE LEASES

The leases are for an initial term of 15 years and contain renewal options to extend the term of the leases for two (2) consecutive periods of five (5) years each. Monthly rent payable under each of the leases is based upon the acquisition price paid by MAC III multiplied by a factor equal to the yield on ten year U.S. Treasury Bills as of February 26, 1997 (6.53%) plus 340 basis points (9.93%).

The leases contain provisions for annual increases in the monthly rental payments equal to the lesser of (1) an amount determined by multiplying the Base Rent then in effect times 1.02 or (2) an amount of two times a fraction, the numerator of which shall be the consumer price index on the applicable adjustment date and the denominator of which shall be the consumer price index on the preceding adjustment date.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10 Facility Lease Agreement between Meditrust Acquisition Corporation III and ARVIM, Inc. dated as of February 26, 1997 for Premises located at Palm Desert, California.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.


By:  /s/ Patrick M. Donovan
    --------------------------------
         Patrick M. Donovan
         Vice President, Finance
         (Duly authorized officer)

Date: March 14, 1997



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